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                                                                    EXHIBIT 23.3

                                                                  March 22, 1999

Prism Mortgage Company
440 N. Orleans
Chicago, IL 60610

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated April 3, 1998 relating to the financial statements of Mortgage Market, Inc., which appears on such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ STEFANI & MATTHEWS, L.L.P.

Portland, Oregon
March 22, 1999